Basic and Diluted Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2022
Basic and Diluted Loss Per Share
Schedule of basic earnings (loss) per share

	Year ended
	December 31,
(in thousands of euros)	2020	2021	2022
Net loss for the period	(33,619)	(49,635)	(54,274)
Weighted average number of outstanding shares used for computing basic/diluted loss per share	33,874,751	39,168,152	41,449,732
Basic/diluted loss per share (in €)	(0.99)	(1.27)	(1.31)